Exhibit 99.1

Clear Channel Outdoor Holdings, Inc. Announces Results of
Consent Solicitation Relating to its Outstanding Senior Secured Notes

San Antonio, Texas, April 13, 2026 – Clear Channel Outdoor Holdings, Inc. (“Clear Channel” or the “Company”) (NYSE: CCO) today announced the results of its previously announced consent solicitation (the “Consent Solicitation”) with respect to certain amendments (the “Amendments”) to the indentures (the “Indentures”) governing its outstanding senior secured notes (the “Senior Secured Notes”), consisting of (i) $865,000,000 aggregate principal amount of 7.875% Senior Secured Notes due 2030 (CUSIPs 18453HAF3 and U1828LAE8); (ii) $1,150,000,000 aggregate principal amount of 7.125% Senior Secured Notes due 2031 (CUSIPs 18453HAG1 and U1828LAF5); and (iii) $900,000,000 aggregate principal amount of 7.500% Senior Secured Notes due 2033 (CUSIPs 18453HAH9 and U1828LAG3) in accordance with the consent solicitation statement (as it may be amended or modified, the “Consent Solicitation Statement”).

As of April 9, 2026, and according to the information received by D.F. King & Co., Inc., as information agent and tabulation agent (the “Information and Tabulation Agent”), the requisite consent with respect to each series of Senior Secured Notes (the “Requisite Consent”) had been provided and not validly revoked. Accordingly, the Company has obtained the Requisite Consent, in each case, required to effect the Amendments.

On April 9, 2026, in connection with receiving the Requisite Consent for each series of Senior Secured Notes, the Company, the guarantors party thereto and U.S. Bank Trust Company, National Association, as trustee, have executed and delivered supplemental indentures (each, a “Supplemental Indenture” and, together, the “Supplemental Indentures”) to each Indenture, pursuant to which, with respect to each series of Senior Secured Notes, the Amendments have become effective. Upon the Amendments becoming effective with respect to a series of Senior Secured Notes and operative immediately prior to consummation of the Merger, all holders of the Senior Secured Notes of such series will be bound by the terms thereof, even if they did not deliver consents to the Amendments.

The Consent Solicitation was conducted in accordance with the previously announced Agreement and Plan of Merger (as it may be amended from time to time, the “Merger Agreement”), dated February 9, 2026, among the Company, Madison Parent Inc. (“Parent”) and Madison Merger Sub Inc., a wholly owned subsidiary of Parent (“Merger Sub”), pursuant to which Merger Sub will merge with and into the Company (the “Merger”), with the Company surviving as a wholly owned subsidiary of Parent. If the Merger Agreement is terminated and the Merger is not consummated, the Amendments will automatically cease to be effective, the Amendments will not become operative and no Consent Payment (as defined in the Consent Solicitation Statement) will be made.

J.P. Morgan Securities LLC and Goldman Sachs & Co. LLC served as solicitation agents (the “Solicitation Agents”) in connection with the Consent Solicitation. Requests for copies of the Consent Solicitation Statement and other related materials with respect to the Consent Solicitation should be directed to the Information and Tabulation Agent for the Consent Solicitation, at (646) 971-2689 (Banks and Brokers; collect), (800) 290-6433 (all others; toll-free) or CCO@dfking.com.

The Company’s and/or Parent’s obligations to pay any Consent Payment are set forth solely in the Consent Solicitation Statement. This press release is for informational purposes only and this press release and the Consent Solicitation Statement do not constitute an offer to purchase or a solicitation of an offer to sell any Senior Secured Notes or other securities. The Consent Solicitation has been made only by, and pursuant to the terms of, the Consent Solicitation Statement, and the information in this press release is qualified in its entirety by reference to the Consent Solicitation Statement.

About Clear Channel Outdoor Holdings, Inc.

Clear Channel Outdoor Holdings, Inc. (NYSE: CCO) is at the forefront of driving innovation in the out-of-home advertising industry. Clear Channel’s dynamic advertising platform is broadening the pool of advertisers using its medium through the expansion of digital billboards and displays and the integration of data analytics and programmatic capabilities that deliver measurable campaigns that are simpler to buy. By leveraging the scale, reach and flexibility of Clear Channel’s diverse portfolio of assets, we connect advertisers with millions of consumers every month.

Cautionary Statement Concerning Forward-Looking Statements

Certain statements in this press release, including statements regarding the Merger, stockholder approvals for the Merger, any expected timetable for completing the Merger, the expected benefits of the Merger and any other statements regarding Clear Channel’s future expectations, beliefs, plans, objectives, financial conditions, assumptions or future events or performance that are not historical fact constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, each as amended. The words “expect,” “anticipate,” “estimate,” “believe,” “forecast,” “goal,” “intend,” “objective,” “plan,” “project,” “seek,” “strategy,” “target,” “will” and similar words and expressions are intended to identify such forward-looking statements. These forward-looking statements are based on the beliefs and assumptions of management at the time that these statements were prepared and are inherently uncertain. These statements are not guarantees of future performance and are subject to certain risks, uncertainties and other factors, some of which are beyond Clear Channel’s control and are difficult to predict.

These risks and uncertainties include, but are not limited to: uncertainties associated with the proposed Merger, including the failure to consummate the Merger in a timely manner or at all, could adversely affect Clear Channel’s business, results of operations, financial condition, and the trading price of Clear Channel’s common stock; the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement, including circumstances requiring Clear Channel to pay a termination fee pursuant to the Merger Agreement; failure to satisfy the conditions precedent to consummate the Merger, including the adoption of the Merger Agreement by the affirmative vote (in person or by proxy) of the holders of a majority of the outstanding shares of Clear Channel’s common stock and obtaining required regulatory approvals; the risk that restrictions on the operation of Clear Channel’s business during the pendency of the Merger may impact Clear Channel’s ability to pursue certain business opportunities or strategic transactions or undertake certain actions Clear Channel might otherwise have taken; potential litigation relating to, or other unexpected costs resulting from, the Merger; the risk that any announcements relating to the Merger could have adverse effects on the market price of Clear Channel’s common stock, credit ratings or operating results; and the risk that the Merger and its announcement could have an adverse effect on the ability of Clear Channel to retain and hire key personnel, to retain customers and to maintain relationships with business partners, suppliers and customers. Clear Channel can give no assurance that the conditions to the Merger will be satisfied or that it will close within the anticipated time period.

Various risks that could cause future results to differ from those expressed by the forward-looking statements included in this press release are described in the section entitled “Item 1A. Risk Factors” of the Company’s reports filed with the U.S. Securities and Exchange Commission (the “SEC”), including Clear Channel’s Annual Report on Form 10-K for the year ended December 31, 2025, initially filed with the SEC on February 26, 2026, as amended by Amendment No. 1 to such Annual Report on Form 10-K/A for the fiscal year ended December 31, 2025, filed with the SEC on March 27, 2026, as well as other risks and forward-looking statements in other reports and filings with the SEC. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this press release or the date of any document referred to in this press release. Except as required by applicable law, the Company does not undertake any obligation to publicly update or revise any forward-looking statements because of new information, future events or otherwise.

For further information, please contact:

Investor contact:

Laura Kiernan

VP Investor Relations

914-598-7733

InvestorRelations@clearchannel.com

Press contact:

FGS Global

Danya Al-Qattan/Stephen Pettibone

ClearChannel@fgsglobal.com

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